UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2015

THOMPSON CREEK METALS COMPANY INC.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-33783	98-0583591
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

26 West Dry Creek Circle
Suite 810
Littleton, Colorado 80120
(Address of Principal Executive Offices)

(303) 761-8801
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 2.02    Results of Operations and Financial Condition.

On January 19, 2015, Thompson Creek Metals Company Inc. (the “Company”) issued a press release (the “Press Release”) announcing production and sales results for the quarter and year ended December 31, 2014, announcing 2015 guidance, and providing certain operational and financial updates. Furnished hereto as Exhibit 99.1 to this Current Report is a copy of the Press Release.

Item 7.01    Regulation FD Disclosure.

Updated NI43-101 Technical Report for Mount Milligan

As noted in the Press Release, the Company will file on a voluntary basis an updated technical report for the Mount Milligan Mine (the "Report") no later than January 23, 2015.  The Report will be accessible on SEDAR at www.sedar.com and on the Company’s website at www.thompsoncreekmetals.com after it is filed.

The Report was prepared in accordance with the Canadian Securities Administrators’ National Instrument 43-101 (“NI 43-101”) by Robert Clifford, the Company's Director, Mine Engineering, and Doug Berthelsen, P.Geo., the Company's Senior Mine Geologist at the Mount Milligan Mine, each of whom is a Qualified Person as defined by NI 43-101.  As a reporting issuer under Canadian securities laws, the Company is required to prepare its technical reports in accordance with the policies of NI 43-101, the Canadian securities laws, and the rules of the Toronto Stock Exchange.

All mineral resources in the Report were estimated in accordance with the definition standards on mineral resources and mineral reserves of the Canadian Institute of Mining, Metallurgy and Petroleum referred to in NI 43-101. U.S. reporting requirements for disclosure of mineral properties are governed by the U.S. Securities and Exchange Commission’s Industry Guide 7 (“Guide 7”).  NI 43-101 and Guide 7 standards are substantially different. The terms “mineral resource,” “measured mineral resource,” “indicated mineral resource” and “inferred mineral resource” are Canadian mining terms defined in NI 43-101. These definitions differ significantly from the definitions in Guide 7. Investors are cautioned not to assume that any part of mineral deposits in these categories will ever be converted into reserves. In particular, there is significant uncertainty as to the existence, and great uncertainty as to the economic and legal feasibility, of “inferred mineral resources”. It cannot be assumed that all or any part of an inferred mineral resource will ever be upgraded to a higher category. Under Canadian rules, estimates of inferred mineral resources may not form the basis of feasibility or pre-feasibility studies, except in rare cases.  Investors are cautioned not to assume that all or any part of an inferred mineral resource exists or is economically or legally mineable.

Conference Call Presentation

The Company is furnishing as Exhibit 99.2 a presentation to be used during the Company's conference call/webcast for analysts and investors to discuss 2014 production results, 2015 guidance and certain updates on Tuesday, January 20, 2015. The Company does not intend to file any update to this presentation. The fact that this presentation is being furnished should not be deemed an admission as to the materiality of any information contained in the presentation.

The information in this Current Report and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains ''forward-looking statements'' within the meaning of the United States Private Securities Litigation Reform Act of 1995 Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and applicable Canadian securities legislation. These forward-looking statements generally are identified by the words "believe," "project," "expect," "anticipate," "estimate," "intend," "future," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result," and similar expressions. Forward-looking statements include, without limitation, statements with respect to the expected filing date for the updated technical report for Mount Milligan Mine. Where the Company expresses an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from future results expressed, projected or implied by those forward-looking statements. Important factors that could cause actual results and events to differ from those described in such forward-looking statements can be found in the section entitled "Risk Factors" in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed on EDGAR at www.sec.gov and on SEDAR at www.sedar.com. There may be other factors, currently unknown to the Company or deemed immaterial at the present time that could cause results or events to differ from those anticipated, estimated or intended. Many of these factors are beyond the Company’s ability to control or predict. Given these uncertainties, the reader is cautioned not to place undue reliance on any forward-looking statements. The Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01.    Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description
99.1	Press Release dated January 19, 2015
99.2	Conference Call Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THOMPSON CREEK METALS COMPANY INC.

Date: January 20, 2015	By:	/s/ Wendy Cassity
	Name:	Wendy Cassity
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated January 19, 2015
99.2	Conference Call Presentation